BURNHAM INVESTORS TRUST

Supplement dated July 11, 2012 to
the Statement of Additional Information dated May 1, 2012

The Statement of Additional Information (“SAI”) of Burnham Investors Trust dated May 1, 2012 is hereby supplemented with the following information:

The following Trustee has been added to the Trustees and Officers table found on page 35 of the SAI:

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Other Directorships held by Trustee During the Past 5 Years

INDEPENDENT TRUSTEES

WILLIAM F. CONNELL (1944)	Trustee	since June 22, 2012	Founding Partner, Connell & Andersen LLP, formerly Connell & Taylor (1983 to present); and Founding Partner Connell & Wiener (1983 to present).	Director – Sumitomo Trust and Banking Co. (USA) Ltd. (1989-2007)

The following replaces in its entirety the first two rows under “Principal Officers” in the Trustees and Officers table on page 36 of the SAI:

PRINCIPAL OFFICERS

PAT A. COLLETTI (1958)	Chief Financial Officer and Treasurer	since June 22, 2012	Independent Consultant (2010-2012); First Vice President, Burnham Asset Management Corporation (2004-2010).	N/A
THOMAS N. CALABRIA (1968)	Chief Compliance Officer (“CCO”) and Secretary	CCO since 2006 and Secretary since June 22, 2012	Chief Compliance Officer of the Adviser since 2007; Vice President of the Adviser and Distributor, 2005 to Present.	N/A

Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE.